BFS EQUITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2021 (Unaudited)

COMMON STOCKS — 97.65%	Shares	Fair Value

Aerospace & Defense — 0.57%
Raytheon Technologies Corp.	3,500	$ 251,965

Banking — 4.51%
JPMorgan Chase & Co.	7,500	1,103,775
Wells Fargo & Co.	25,000	904,250
		2,008,025
Beverages — 1.74%
PepsiCo, Inc.	6,000	775,140

Biotech & Pharmaceuticals — 4.48%
AbbVie, Inc.	2,000	215,480
Johnson & Johnson	3,000	475,380
Vertex Pharmaceuticals, Inc.(a)	2,500	531,375
Zoetis, Inc.	5,000	776,200
		1,998,435
Cable & Satellite — 3.55%
Comcast Corp., Class A	30,000	1,581,600

Chemicals — 5.11%
Ecolab, Inc.	6,000	1,256,160
Sherwin-Williams Co. (The)	1,500	1,020,510
		2,276,670
E-Commerce Discretionary — 4.34%
Amazon.com, Inc.(a)	625	1,933,081

Electric Utilities — 0.66%
NextEra Energy, Inc.	4,000	293,920

Electrical Equipment — 3.11%
Fortive Corp.	12,500	822,750
Keysight Technologies, Inc.(a)	4,000	566,080
		1,388,830
Entertainment Content — 1.70%
Walt Disney Co. (The)	4,000	756,160

Food — 1.19%
Mondelez International, Inc., Class A	10,000	531,600

See accompanying notes which are an integral part of this schedule of investments.

Health Care Facilities & Services — 3.53%
IQVIA Holdings, Inc.(a)	3,000	578,370
UnitedHealth Group, Inc.	3,000	996,660
		1,575,030
Home Construction — 3.45%
D.R. Horton, Inc.	20,000	1,537,400

Insurance — 5.28%
Berkshire Hathaway, Inc., Class B(a)	5,000	1,202,550
Marsh & McLennan Cos., Inc.	10,000	1,152,200
		2,354,750
Internet Media & Services — 3.62%
Alphabet, Inc., Class A(a)	800	1,617,528

Leisure Facilities & Services — 0.61%
Starbucks Corp.	2,500	270,075

Machinery — 2.56%
Caterpillar, Inc.	1,000	215,880
Deere & Co.	1,000	349,120
Parker-Hannifin Corp.	2,000	573,920
		1,138,920
Medical Equipment & Devices — 8.01%
Abbott Laboratories	5,000	598,900
Danaher Corp.	4,000	878,680
Stryker Corp.	4,000	970,760
Thermo Fisher Scientific, Inc.	2,500	1,125,200
		3,573,540
Metals & Mining — 3.34%
Agnico Eagle Mines Ltd.	20,000	1,117,400
Barrick Gold Corp.	20,000	373,400
		1,490,800
Oil & Gas Producers — 3.50%
ConocoPhillips	30,000	1,560,300

Retail - Consumer Staples — 1.86%
Costco Wholesale Corp.	2,500	827,500

Retail - Discretionary — 3.39%
Home Depot, Inc. (The)	4,000	1,033,360
Lowe's Cos., Inc.	3,000	479,250
		1,512,610
Semiconductors — 0.76%
QUALCOMM, Inc.	2,500	340,475

See accompanying notes which are an integral part of this schedule of investments.

Software — 12.07%
Adobe Systems, Inc.(a)	3,000	1,379,010
Microsoft Corp.	9,000	2,091,420
Oracle Corp.	7,500	483,825
salesforce.com, Inc.(a)	2,000	433,000
SS&C Technologies Holdings, Inc.	15,000	994,200
		5,381,455
Specialty Finance — 0.76%
American Express Co.	2,500	338,150

Technology Hardware — 4.08%
Apple, Inc.	15,000	1,818,900

Technology Services — 6.68%
Automatic Data Processing, Inc.	3,000	522,060
Fiserv, Inc.(a)	13,000	1,499,810
MasterCard, Inc., Class A	1,500	530,775
Visa, Inc., Class A	2,000	424,780
		2,977,425
Telecommunications — 1.35%
T-Mobile US, Inc.(a)	5,000	599,850

Transportation & Logistics — 1.84%
Canadian National Railway Co.	7,500	819,900

Total Common Stocks (Cost $27,284,408)		43,530,034

MONEY MARKET FUNDS - 2.33%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	1,036,436	1,036,436

Total Money Market Funds (Cost $1,036,436)		1,036,436

Total Investments — 99.98% (Cost $28,320,844)		44,566,470

Other Assets in Excess of Liabilities — 0.02%		6,770

NET ASSETS — 100.00%		$ 44,573,240

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of February 28, 2021.

See accompanying notes which are an integral part of this schedule of investments.

At February 28, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$ 16,456,560
Gross unrealized depreciation	(227,566)

Net unrealized appreciation on investments	$ 16,228,994

Tax cost of investments	$ 28,337,476

The difference between book basis and tax basis unrealized appreciation was attributable primarily to the tax deferral of losses on wash sales.

BFS Equity Fund

Notes to the Schedule of Investments

February 28, 2021

(Unaudited)

The BFS Equity Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Valuation and Fair Value Measurements – Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

BFS Equity Fund

Notes to the Schedule of Investments - continued

February 28, 2021

(Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”). These securities are categorized as Level 1 securities.

In accordance with the Valued Advisers Trust’s valuation policies, Bradley, Foster & Sargent, Inc. (the "Adviser") is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2021:

Valuation Inputs

Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$ 43,530,034	$ -	$ -	$ 43,530,034
Money Market Funds	1,036,436	-	-	1,036,436
Total	$ 44,566,470	$ -	$ -	$ 44,566,470

(a)Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.